EXHIBIT 21.1

SUNGARD DATA SYSTEMS INC.

SUBSIDIARIES OF THE REGISTRANT

NAME OF SUBISIDIARY (JURISDICTION OF INCORPORATION)

SUNGARD DATA SYSTEMS INC. (DELAWARE)

    SUNGARD INVESTMENT VENTURES, INC. (DELAWARE)

AUTOMATED SECURITIES CLEARANCE, LTD (NEW JERSEY)

        ASC SOFTWARE INC. (DELAWARE)

        AUTOMATED SECURITIES CLEARANCE (EUROPE) LIMITED (ENGLAND/WALES)

        SUNGARD GLOBAL EXECUTION SERVICES LLC (NEW YORK)

        SUNGARD TRADING SYSTEMS VAR LLC (DELAWARE)

        TOLL ASSOCIATES L.L.C. (DELAWARE)

                BRUT, INC. (DELAWARE)

                BRUT, LLC (DELAWARE) (1)

BANCWARE, INC. (MASSACHUSETTS)

COLLEGIS, INC. (DELAWARE)

FDP CORP. (FLORIDA)

        EXISTENTIAL SYSTEMS, INC. (COLORADO)

        FDP EUROPE LIMITED (SCOTLAND)

        FDP SOFTWARE SOUTH AFRICA (PROPRIETARY) LIMITED (SOUTH AFRICA)

        FINANCIAL DATA PLANNING CORP. (DELAWARE)

MBM INC. (DELAWARE)

MICROHEDGE INC. (ILLINOIS)

ONLINE SECURITIES PROCESSING INC. (DELAWARE)

        ASSENT LLC (DELAWARE)

        ASSENT SOFTWARE LLC (DELAWARE)

OSHAP TECHNOLOGIES LTD. (ISRAEL)

        OSHAP SOFTWARE INDUSTRIES LTD. (ISRAEL)

                MINORCA CORPORATION N.V. (NETHERLANDS ANTILLES)

        TP TECHNOLOGIES S.A. (BELGIUM) (2)

                DECALOG N.V. (THE NETHERLANDS) (3)

                        DECALOG GENIE INFORMATIQUE S.A.S. (FRANCE)

                                CADEXTAN S.A (FRANCE)

                                DECALOG (U.K.) LTD. (ENGLAND/WALES)

                                DECALOG (1991) LTD. (ISRAEL)

                SUNGARD BUSINESS INTEGRATION LTD. (ISRAEL) (4)

                        SUNGARD BUSINESS INTEGRATION (UK) LIMITED (ENGLAND/WALES)

                        SUNGARD BUSINESS INTEGRATION AG (SWITZERLAND)

                        SUNGARD BUSINESS INTEGRATION GMBH (GERMANY)

PLAID BROTHERS SOFTWARE, INC. (CALIFORNIA)

PORTFOLIO VENTURES INC. (DELAWARE)

PRESCIENT MARKETS INC. (DELAWARE)

SIS EUROPE HOLDINGS INC. (DELAWARE)

        SUNGARD FINANCE SAS (FRANCE)

        SUNGARD INVESTMENT SYSTEMS S.A. (SWITZERLAND)

        SUNGARD SYSTEMS LUXEMBOURG S.A. (LUXEMBOURG)

SUNGARD ASIA PACIFIC INC. (DELAWARE)

SUNGARD ASSET MANAGEMENT SYSTEMS INC. (DELAWARE)

        WORLD SYSTEMS INC. (DELAWARE)

        SUNGARD AVAILABILITY SERVICES (CANADA) LTD. (CANADA) (5)

        SUNGARD AVAILABILITY SERVICES (FRANCE) SA (FRANCE)

        SUNGARD BI-TECH INC. (DELAWARE)

        SUNGARD BSR INC. (DELAWARE)

        SUNGARD BUSINESS SYSTEMS INC. (DELAWARE)

                LONDON PACIFIC ADVISORY SERVICES, INC. (CALIFORNIA)

                LONDON PACIFIC SECURITIES, INC. (DELAWARE)

                        LPA INSURANCE AGENCY, INC. (CALIFORNIA)

                SUNGARD WEALTH MANAGEMENT SERVICES, LLC (DELAWARE)

                        SUNGARD INVESTMENT ADVISORS LLC (DELAWARE)

        SUNGARD CANADA HOLDINGS INC. (DELAWARE)

                SUNGARD CANADA NOVA SCOTIA CORPORATION (NOVA SCOTIA)

                        2732-9994 QUEBEC INC. (QUEBEC)

                            SUNGARD EMS INC. (CANADA) (6)

                        TRUERISK CORPORATION (NOVA SCOTIA)

                SUNGARD MARKET DATA SERVICES INC. (DELAWARE)

        SUNGARD COMPUTER SERVICES INC. (PENNSYLVANIA)

                SUNGARD PARTNER LLC (PENNSYLVANIA)

                    SUNGARD AVAILABILITY SERVICES LP (PENNSYLVANIA) (7)

                        SRS DEVELOPMENT INC. (DELAWARE)

                            SUNGARD DEVELOPMENT CORPORATION (DELAWARE)

                        SUNGARD LATINOAMERICA, S.A. DE C.V. (MEXICO)

        SUNGARD CORBEL INC. (CALIFORNIA)

        SUNGARD DIS INC. (DELAWARE)

                SUNGARD SYSTEMS (THAILAND) COMPANY LIMITED (THAILAND)

        SUNGARD ENERGY SYSTEMS INC. (DELAWARE)

                CAMINUS LIMITED (ENGLAND)

        SUNGARD ENFORM CONSULTING INC. (DELAWARE)

        SUNGARD EPROCESS INTELLIGENCE INC. (DELAWARE)

                SUNGARD EPROCESS INTELLIGENCE ASIA PACIFIC PTE LTD (SINGAPORE)

                SUNGARD EPROCESS INTELLIGENCE GMBH (SWITZERLAND)

        SUNGARD EXPERT SOLUTIONS INC. (UTAH)

        SUNGARD FINANCIAL SYSTEMS INC. (DELAWARE)

                SUNGARD INSURANCE SYSTEMS INC. (DELAWARE)

        SUNGARD HOLDINGS LIMITED (ENGLAND/WALES) (8)

                ENFORM EUROPE LIMITED (ENGLAND/WALES)

                SUNGARD GLOBAL EXECUTION SERVICES LIMITED (ENGLAND)

                        SGES NOMINEES LIMITED (ENGLAND)

                SUNGARD INVESTMENT SYSTEMS UK, LIMITED (ENGLAND)

                        LONSDALE CHETWYN HOLDINGS LIMITED (ENGLAND)

                SUNGARD SYSTEMS LTD. (ENGLAND/WALES)

                        SUNGARD PENSIONS LIMITED (ENGLAND/WALES)

                SUNGARD TREASURY SYSTEMS UK LIMITED (ENGLAND/WALES)

        SUNGARD HTE INC. (FLORIDA)

                HTE-ALBERTA, LTD. (CANADA)

                HTE-UCS, INC. (FLORIDA)

        SUNGARD INSTITUTIONAL BROKERAGE INC. (NEW YORK)

        SUNGARD INSURANCE SERVICES LIMITED (ENGLAND)

        SUNGARD SHERWOOD SYSTEMS PLC (ENGLAND)

                E 21 LIMITED (IRELAND)

                SHERWOOD COMPUTER SERVICES LIMITED (ENGLAND)

                SHERWOOD INSURANCE ADMINISTRATION SERVICES LIMITED (ENGLAND)

                SHERWOOD INSURANCE SOLUTIONS LIMITED (ENGLAND)

                SHERWOOD OFFSHORE LIMITED (ENGLAND)

                SHERWOOD SOFTWARE SERVICES LIMITED (ENGLAND)

                SHERWOOD US HOLDINGS LIMITED (ENGLAND)

                        SUNGARD SHERWOOD SYSTEMS HOLDINGS (CANADA) INC. (CANADA)

                                SUNGARD SHERWOOD SYSTEMS (CANADA) INC. (CANADA)

                        SUNGARD SHERWOOD SYSTEMS HOLDINGS (US) INC. (DELAWARE)

                                SUNGARD SHERWOOD SYSTEMS (US) INC. (DELAWARE)

                SUNGARD SHERWOOD SYSTEMS GROUP LIMITED (ENGLAND)

                SUNGARD SHERWOOD SYSTEMS (NETHERLANDS) B.V. (THE NETHERLANDS)

                        BIRZA LIMITED (IRELAND)

                                E2-ONE RESEARCH LIMITED (ENGLAND)

                                E2-ONE UK LIMITED (ENGLAND)

                                RENSU LIMITED (IRELAND)

                SUNGARD SHERWOOD SYSTEMS OUTSOURCING LIMITED (ENGLAND)

                SUNGARD SHERWOOD SYSTEMS (PROMARK) LIMITED (ENGLAND)

        SUNGARD INVESTMENT PRODUCTS INC. (DELAWARE)

        SUNGARD INVESTMENT SYSTEMS INC. (DELAWARE)

        SUNGARD NETWORK SOLUTIONS INC. (DELAWARE)

        SUNGARD PENTAMATION INC. (PENNSYLVANIA)

        SUNGARD REFERENCE DATA SOLUTIONS INC. (DELAWARE)

                    FAME UK HOLDINGS LTD. (ENGLAND/WALES)

                        EX-FIS LTD. (ENGLAND/WALES)

                                FAME INFORMATION SERVICES LTD. (ENGLAND/WALES)

                                         FAME INFORMATION SERVICES (ASIA PACIFIC) PTE LTD. (SINGAPORE)

        SUNGARD SAS HOLDINGS INC. (DELAWARE)

                    SUNGARD AVAILABILITY SERVICES (UK) LIMITED (ENGLAND/WALES)

                    SUNGARD AVAILABILITY SERVICES LTD. (DELAWARE)

                        GUARDIAN IT (ENGLAND/WALES)

                                ALLEGRO GROUP NORDIC AS (NORWAY)

                                         ALLEGRETTO AB (SWEDEN)

                                         ALLEGRO DANMARK AS (DENMARK)

                                         ALLEGRO NORGE AS (NORWAY)

                                         IT SOLUTIONS ALLEGRO OY (FINLAND)

                                GUARDIAN DR (OVERSEAS HOLDINGS) LIMITED (ENGLAND/WALES)

                                         GUARDIAN FRANCE (FRANCE)

                                         SAFEGUARD IT (PROPRIETARY) LIMITED (SOUTH AFRICA) (9)

                                         SUNGARD AVAILABILITY SERVICES (DEUTSCHLAND) GMBH (GERMANY)

                                         SUNGARD AVAILABILITY SERVICES (LUXEMBOURG) SA (LUXEMBOURG)

                                         GUARDIAN IT AG (SWITZERLAND)

                                         GUARDIAN IT HOLDINGS (BELGIUM) SA (BELGIUM)

                                                 GUARDIAN IT FRANCE (FRANCE)

                                                         SUNGARD AVAILABILITY SERVICES (BELGIUM) SA (BELGIUM)

                                         SUNGARD AVAILABILITY SERVICES (NORDIC) AB (SWEDEN)

                                                 SUNGARD AVAILABILITY SERVICES (DENMARK) A/S (DENMARK)

                                                 SUNGARD AVAILABILITY SERVICES (NORWAY) AS (NORWAY)

                                                 IXSECURITY AB (SWEDEN)

                                         GUARDIAN IT USA INC. (DELAWARE)

                                IXGUARDIAN LIMITED (ENGLAND/WALES)

                                SUNGARD AVAILABILITY SERVICES (DR) LIMITED (ENGLAND/WALES)

                                         KINGSWELL DATA MANAGEMENT LIMITED (ENGLAND/WALES)

                                                 KINGSWELL AB (SWEDEN)

                                         SAFETYNET GROUP (ENGLAND/WALES)

                                                         SYSTEMS ON SITE LIMITED (ENGLAND/WALES)

                                TELEVAULT IT LIMITED (ENGLAND/WALES)

        SUNGARD SECURITIES FINANCE INC. (DELAWARE)

                REAL TIME FINANCIAL MANAGEMENT LIMITED (ENGLAND/WALES)

                SUNGARD SECURITIES FINANCE INTERNATIONAL INC. (DELAWARE)

                        SUNGARD SECURITIES FINANCE CANADA CORP. (NOVA SCOTIA)

                        SUNGARD SECURITIES FINANCE LIMITED (ENGLAND)

        SUNGARD SHAREHOLDER SYSTEMS INC. (DELAWARE)

        SUNGARD SYSTEMS INTERNATIONAL INC. (PENNSYLVANIA)

        ALMAFINJAEGER AG (SWITZERLAND)

                FRONT CAPITAL SYSTEMS HOLDING AB (SWEDEN)

                        FRONT CAPITAL SYSTEMS AB (SWEDEN)

                        FRONT CONSULTING AB (SWEDEN)

                INFINITY FINANCIAL TECHNOLOGY SARL (FRANCE)

                KRONOS SOFTWARE LIMITED (ENGLAND/WALES)

                MONIS MANAGEMENT LIMITED (ENGLAND/WALES)

                        MONIS SOFTWARE INC. (NEW YORK)

                        MONIS SOFTWARE LIMITED (ENGLAND/WALES)

                REECH CAPITAL PLC (ENGLAND/WALES)

                        REECH EMPLOYEE TRUSTEE LIMITED (ENGLAND/WALES)

                        SUNGARD REECH FRANCE (FRANCE)

                RIOFIN LIMITED (ENGLAND/WALES)

                SUNGARD AG (SWITZERLAND)

                SUNGARD DEUTSCHLAND GMBH (GERMANY)

                SUNGARD FRANCE SARL (FRANCE)

                SUNGARD IBERIA, S.L. (SPAIN)

                SUNGARD ITALIA, S.R.L. (ITALY)

                SUNGARD SOFTWARE, INC. (DELAWARE)

                SUNGARD SYSTEMS HONG KONG LIMITED (HONG KONG)

                SUNGARD SYSTEMS JAPAN KK (JAPAN)

                SUNGARD SYSTEMS KOREA LTD. (KOREA)

                SUNGARD SYSTEMS PTY LIMITED (AUSTRALIA)

                SUNGARD SYSTEMS SINGAPORE PTE LIMITED (SINGAPORE)

        SUNGARD TREASURY SYSTEMS INC. (CALIFORNIA)

                SUNGARD SYSTEMS NZ LIMITED (NEW ZEALAND)

                SUNGARD TREASURY SYSTEMS EUROPE LIMITED (ENGLAND)

        SUNGARD TRUST SYSTEMS INC. (NORTH CAROLINA)

        SUNGARD WORKFLOW SOLUTIONS INC. (ALABAMA)

        SYSTEMS & COMPUTER TECHNOLOGY CORPORATION (DELAWARE)

                ASI AUSTRALIA HOLDING COMPANY (MICHIGAN)

                CAMPUS PIPELINE, INC. (DELAWARE)

        EXETER EDUCATION MANAGEMENT SYSTEMS, INC. (MASSACHUSETTS)

                SCT SOFTWARE SOLUTIONS (INDIA) PRIVATE LIMITED (INDIA)

        SCT FINANCIAL CORPORATION (DELAWAWRE)

                SCT HOLDINGS CORPORATION (DELAWARE)

                SCT INTERNATIONAL SERVICES CORPORATION (DELAWARE)

                SUNGARD SCT INC. (DELAWARE)

                SYSTEMS & COMPUTER TECHNOLOGY LIMITED (ENGLAND/WALES)

        SCT INTERNATIONAL LIMITED (ENGLAND/WALES)

        SCT PROPERTY, INC. (DELAWARE)

        SCT TECHNOLOGIES (CANADA) INC. (ONTARIO)

        SCT TECHNOLOGIES DE MEXICO S. DE R.L. DE C.V. (MEXICO)

        SYSTEMS COMPUTER TECHNOLOGY DE MEXICO S. DE R.L. DE C.V. (MEXICO)

TIGER SYSTEMS, INC. (DELAWARE)

        TIGER SYSTEMS LIMITED (ENGLAND/WALES)

TRUST TAX SERVICES OF AMERICA, INC. (MASSACHUSETTS)

WALL STREET CONCEPTS INC. (NEW YORK)

NOTES:

(1)	Jointly owned by Toll Associates L.L.C. and Brut, Inc.
(2)	Jointly owned by Minorca Corporation NV and Oshap Software Industries Ltd.
(3)	Jointly owned by TP Technologies S.A. and Oshap Software Industries Ltd.
(4)	Jointly owned by TP Technologies S.A., Oshap Technologies Ltd. and Oshap Software Industries Ltd.
(5)	Jointly owned by SunGard Investment Ventures, Inc. and SunGard Availability Services LP.
(6)	Jointly owned by 2732-994 Quebec Inc. and SunGard Canada Nova Scotia Corporation.
(7)	General partnership interest owned by SunGard Computer Services Inc. and limited partnership interest owned by SunGard Partner LLC.
(8)	Jointly owned by SunGard Investment Ventures, Inc., SunGard Systems International Inc. and SunGard Treasury Systems Inc.
(9)	Jointly owned by Guardian DR (Overseas Holdings) Limited and Guardian iT.